UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2019 (October 24, 2019)

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place Norfolk, Virginia 23510-2191		757-629-2680
(Address of principal executive offices)		(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 24, 2019, Norfolk Southern Corporation (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, to issue and sell (i) $400,000,000 aggregate principal amount of the Registrant’s 2.550% Senior Notes due 2029 (the “2029 Notes”) at a public offering price equal to 99.641% of the aggregate principal amount of the 2029 Notes, and (ii) $400,000,000 aggregate principal amount of the Registrant’s 3.400% Senior Notes due 2049 (the “2049 Notes” and, together with the 2029 Notes, the “Notes”) at a public offering price equal to 99.089% of the aggregate principal amount of the 2049 Notes (collectively, the “Offering”).

The Registrant estimates that the net proceeds from the Offering will be approximately $787.6 million, after deducting the underwriting discounts and estimated Offering expenses payable by the Registrant. The Offering is expected to close on or about November 4, 2019, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties. These representations, warranties and covenants are not representations of factual information to investors about the Registrant or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Registrant. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Notes have been offered pursuant to a prospectus supplement, dated October 24, 2019, to the prospectus dated February 5, 2018, that form part of the Registrant’s effective Registration Statement on Form S-3 (File No. 333-222869) filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 24, 2019, among the Registrant and BofA Securities, Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date: October 28, 2019